Marketable securities, commodities, time deposits, derivative financial instruments and cash and cash equivalents (Details 3) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Cash and cash equivalents [abstract]
Current accounts	$ 3,396	$ 3,750
Time deposits and short term investments with original maturity less than 90 days	9,011	5,908
Total cash and cash equivalents	$ 12,407	$ 9,658	$ 11,112	$ 13,271